SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 1999


                         FLEXTRONICS INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Singapore
                 (State or Other Jurisdiction of Incorporation)




     0-23354                                             Not Applicable
   (Commission                                           (IRS Employer
    File Number)                                        Identification No.)



   514 Chai Chee Lane, #04-13, Bedok Industrial Estate, Singapore      469029
         (Address of Principal Executive Offices)                     (Zip Code)


                                  (65) 449-5255
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5: Other Events.

     On July 15, 1999, Flextronics International Ltd. (the "Company") acquired Kyrel EMS Oyj ("Kyrel"), a provider of electronics manufacturing services with two facilities in Finland and one in Luneville, France. This acquisition was accounted for as a pooling of interests. The audited restated consolidated financial statements and management's discussion and analysis of financial condition and results of operations ("Supplementary Financial Information"), which are filed with this Form 8-K as Exhibit 99.1 and are incorporated by reference in this Form 8-K, reflect the Company's financial position and results of operations as if Kyrel were a wholly owned subsidiary of the Company since inception.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          23.1 Consent of Arthur Andersen LLP.

          23.2 Consent of Moore Stephens.

          27.1 Financial Data Schedule.

          99.1 Supplementary Financial Information of Flextronics International Ltd.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FLEXTRONICS INTERNATIONAL LTD.



Date:  December 23, 1999                By:    /s/ Robert R.B. Dykes
                                                   ---------------------
                                                   Robert R.B. Dykes
                                                   Senior Vice President of
                                                   Finance and Administration



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


                                  EXHIBIT INDEX


          23.1 Consent of Arthur Andersen LLP.

          23.2 Consent of Moore Stephens.

          27.1 Financial Data Schedule.

          99.1 Supplementary Financial Information of Flextronics International Ltd.


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